Exhibit 10.139
21 DEC 2023
AMENDMENT 26

AMENDMENT NUMBER 26 TO
SERVICE AGREEMENT NO. 1

    This Amendment Number 26 (“Amendment 26”), dated as of 21 December 2023 (“Amendment 26 Effective Date”), by and between DXC Technology Services LLC, successor in interest to HP Enterprise Services, LLC (“Provider”) and Sabre GLBL Inc. (“Customer”) amends that certain Service Agreement No. 1, by and between Provider and Customer, dated as of 1 August 2020 (“Service Agreement No. 1”), made pursuant to that certain Amended and Restated Master Services Agreement by and between Provider and Customer, also dated as of 1 August 2020 (the “Master Agreement”). The Master Agreement and Service Agreement No. 1 are collectively known as the “Agreement”.

RECITALS

    WHEREAS, Customer and Provider desire to amend certain terms and conditions of Service Agreement No. 1, as further described herein.

    NOW, THEREFORE, in consideration of the mutual covenants contained herein, and intending to be legally bound, Customer and Provider hereby agree as follows:

1.Amendments to Attachments and Appendices to Service Agreement No. 1. In order to reflect the amendments agreed to by the Parties, the following documents are hereby replaced in their entirety in the form attached to this Amendment 26 as the applicable Attachment number referred to in the below table for such document:

Service Agreement No. 1 Document Reference	Document Name	Amendment 25 Attachment Number
Attachment B-4	Network Services	Attachment 1
Attachment C-1	RU Definitions	Attachment 2
Attachment C-3	Pricing and Baselines	Attachment 3
Schedule I	Asset Allocation Matrix	Attachment 4

2.Counterparts. This Amendment 26 may be executed in several counterparts, all of which taken together shall constitute a single agreement between the Parties.
3.Defined terms. Unless otherwise defined herein, the capitalized terms used in this Amendment 26 shall have the same meaning assigned to such capitalized terms in the Agreement.
4.Ratifications. The terms and provisions set forth in this Amendment 26 shall modify and supersede all inconsistent terms and provisions set forth in the Agreement (and all prior agreements, letters, proposals, discussions and other documents) regarding the matters addressed in this Amendment 26. Except as otherwise expressly modified herein, all other terms and conditions of the Agreement shall remain in full force and effect and are ratified and confirmed as if set forth herein verbatim.

Page 1 of 2 SABRE AND DXC CONFIDENTIAL INFORMATION
Amendment 26

Exhibit 10.139
21 DEC 2023
AMENDMENT 26

IN WITNESS WHEREOF, Provider and Customer have each caused this Amendment to be executed as below:

SABRE GLBL INC.

Signature:         /s/ Josh Fishman

Name:             Josh Fishman

Title:             VP Finance, CPO

Date:             December 21, 2023

DXC TECHNOLOGY SERVICES LLC

Signature:         /s/ Joe Sequeira

Name:             Joe Sequeira

Title:             DXC Account General Manager - Sabre

Date:             December 21, 2023

Page 2 of 2 SABRE AND DXC CONFIDENTIAL INFORMATION
Amendment 26